Exhibit 32.1

                                 CERTIFICATIONS
      CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of New Millennium Development Group, Inc.(the "Company") on Form 10-KSB for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August __, 2004

                           By: /s/ Mitchel Steinberg
                              ----------------------------
                                   Mitchel Steinberg
                                   Chief Operating Officer